                                                                       EXHIBIT 1
                                                                       ---------

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of September
30, 2005, by and among Novelos Therapeutics, Inc. (formerly known as Common
Horizons, Inc.), a Delaware corporation (the "COMPANY"), and the subscribers identified on the signature page hereto (each a "SUBSCRIBER" and collectively
"SUBSCRIBERS").

         WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D
("REGULATION D") as promulgated by the United States Securities and Exchange
Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the
"1933 ACT").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the
Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase Three Million Dollars ($3,000,000) of stated value of 8% Series A
Preferred Stock of the Company ("PREFERRED STOCK") at a purchase price (the
"PURCHASE PRICE") equal to the stated value thereof which Preferred Stock shall be convertible into shares of the Company's common stock, $.00001 par value (the
"COMMON STOCK") hereof subject to the rights and preferences described in the form of Certificate of Designation annexed hereto as EXHIBIT A ("CERTIFICATE OF
DESIGNATION"), and share purchase warrants (the "WARRANTS") in the form attached hereto as EXHIBIT B, to purchase shares of Common Stock (the "WARRANT SHARES").
The Preferred Stock, shares of Common Stock issuable upon conversion of the
Preferred Stock (the "SHARES"), the Warrants and the Warrant Shares are
collectively referred to herein as the "SECURITIES"; and

         WHEREAS, the aggregate proceeds of the sale of the Preferred Stock and the Warrants contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as EXHIBIT C (the "ESCROW AGREEMENT").

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

                  1.   Closing. Subject to the satisfaction or waiver of the
terms and conditions of this Agreement, on the "CLOSING DATE" (as defined in
Section 2 hereof), each Subscriber shall purchase and the Company shall sell to each Subscriber the Preferred Stock having the Stated Value set forth on the signature page hereto and the amount of Warrants determined pursuant to Section
3 below. The aggregate stated value of the Preferred Stock to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to Three
Million Dollars ($3,000,000). The Closing Date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price of the
Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company.

                  2.   Closing Date. The consummation of the transactions
contemplated herein shall take place at the offices of Grushko & Mittman, P.C.,
551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement ("CLOSING DATE").

                  3.   Warrants. On the Closing Date, the Company will issue and
deliver Warrants to the Subscribers. One Warrant will be issued for each two
Shares which would be issued on the Closing Date assuming the complete conversion of the Preferred Stock issued on the Closing Date at the

Conversion Price in effect on the Closing Date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $2.00. The
Warrants shall be exercisable until five (5) years after the Issue Date of the
Warrants.

                  4.   Subscriber's Representations and Warranties. Each
Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

                       (a)   Organization and Standing of the Subscribers. If
the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                       (b)   Authorization and Power. Each Subscriber has the
requisite power and authority to enter into and perform this Agreement and to purchase the Preferred Stock and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

                       (c)   No Conflicts. The execution, delivery and
performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i)
result in a violation of such Subscriber's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such
Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Preferred Stock or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the
Company herein.

                       (d)   Information on Company. The Subscriber has been
furnished with or has had access at the EDGAR Website of the Commission to the
Company's Form 8-K filed on June 2nd 2005, which included the Company's audited financial statements for the year ended December 31, 2004 and all periodic reports as filed with the Commission (hereinafter referred to as the "REPORTS").
In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "OTHER WRITTEN Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                       (e)   Information on Subscriber. The Subscriber is, and
will be at the time of the conversion of the Preferred Stock and exercise of the
Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the
Subscriber to utilize the information made available by the Company to evaluate the merits and

risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the
Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                       (f)   Purchase of Preferred Stock and Warrants. On the
Closing Date, the Subscriber will purchase the Preferred Stock and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

                       (g)   Compliance with Securities Act. The Subscriber
understands and agrees that the Securities have not been registered under the
1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

                       (h)   Shares Legend. The Shares and the Warrant Shares
shall bear the following or similar legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE
                  SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR
                  HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
                  STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE
                  SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY
                  SATISFACTORY TO NOVELOS THERAPEUTICS, INC. THAT SUCH
                  REGISTRATION IS NOT REQUIRED."

                       (i)   Warrants Legend. The Warrants shall bear the
following

or similar legend:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF
                  THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
                  OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES
                  ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD,
                  OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN
                  EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID
                  ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF
                  COUNSEL REASONABLY SATISFACTORY TO NOVELOS THERAPEUTICS, INC.
                  THAT SUCH REGISTRATION IS NOT REQUIRED."

                       (j)   Preferred Stock Legend. The Preferred Stock shall
bear the following legend:

                  "THIS PREFERRED STOCK AND THE COMMON SHARES ISSUABLE UPON
                  CONVERSION OF THIS PREFERRED STOCK HAVE NOT BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS PREFERRED
                  STOCK AND THE

                  COMMON SHARES ISSUABLE UPON CONVERSION OF THESE PREFERRED
                  STOCK MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR
                  HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
                  STATEMENT AS TO THESE PREFERRED STOCK UNDER SAID ACT OR AN
                  OPINION OF COUNSEL REASONABLY SATISFACTORY TO NOVELOS
                  THERAPEUTICS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                       (k)   Communication of Offer. The offer to sell the
Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                       (l)   Authority; Enforceability. This Agreement and other
agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                       (m)   Restricted Securities. Subscriber understands that
the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act. Notwithstanding anything to the contrary contained in this
Agreement, such Subscriber may transfer (without restriction and, except as to
Shares and Warrant Shares, without the need for an opinion of counsel) the
Securities to its Affiliates (as defined below) provided that each such
Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "AFFILIATE" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition,
"CONTROL" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                       (n)   No Governmental Review. Each Subscriber understands
that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                       (o)   Correctness of Representations. Each Subscriber
represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

                       (p)   Survival. The foregoing representations and
warranties shall survive the Closing Date until three years after the Closing
Date.

                  5.   Company Representations and Warranties. The Company
represents and warrants to and agrees with each Subscriber that except as set forth in the Reports and as otherwise qualified in the Transaction Documents:

                       (a)   Due Incorporation. The Company is a corporation
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business is disclosed in the Reports. The
Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material
Adverse Effect. For purpose of this Agreement, a "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole. For purposes of this Agreement, "SUBSIDIARY" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. All the Company's Subsidiaries as of the
Closing Date are set forth on SCHEDULE 5(A) hereto.

                       (b)   Outstanding Stock. All issued and outstanding
shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                       (c)   Authority; Enforceability. This Agreement, the
Preferred Stock, Certificate of Designation, the Warrants, the Escrow Agreement,
and any other agreements delivered together with this Agreement or in connection herewith (collectively "TRANSACTION DOCUMENTS") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

                       (d)   Additional Issuances. There are no outstanding
agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the
Subsidiaries of the Company except as described on SCHEDULE 5(D). The Common stock of the Company on a fully diluted basis outstanding as of the last trading day preceding the Closing Date is set forth on SCHEDULE 5(D).

                       (e)   Consents. No consent, approval, authorization or
order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market
(as defined in Section 9(b) of this Agreement), nor the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the
Transaction Documents, including, without limitation, the issuance and sale of the Securities.

                       (f)   No Violation or Conflict. Assuming the
representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                             (i)   violate, conflict with, result in a breach
of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any
"lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

                             (ii)  result in the creation or imposition of any
lien, charge or encumbrance upon the Securities or any of the assets of the
Company or any of its Affiliates; or

                             (iii) result in the activation of any anti-dilution
rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company except as described on SCHEDULE 5(I)
hereto; or

                             (iv)  result in the activation of any piggy-back
registration rights of any person or entity holding securities or debt of the
Company or having the right to receive securities of the Company.

                       (g)   The Securities. The Securities upon issuance:

                             (i)   are, or will be, free and clear of any
security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                             (ii)  have been, or will be, duly and validly
authorized and on the date of issuance of the Shares upon conversion of the
Preferred Stock and issuance of the Warrant Shares upon exercise of the Warrants will be duly and validly issued, fully paid and nonassessable or if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted);

                             (iii) will not have been issued or sold in
violation of any preemptive or other similar rights of the holders of any securities of the Company;

                             (iv)  will not subject the holders thereof to
personal liability by reason of being such holders provided Subscriber's representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

                             (v)   will not result in a violation of Section 5
under the 1933 Act.

                       (h)   Litigation. There is no pending or, to the best
knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or

body, or arbitrator having jurisdiction over the Company, or any of its
Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the
Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

                       (i)   Reporting Company. The Company is a publicly-held
company subject to reporting obligations pursuant to Section 13(a) and 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"). Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

                       (j)   No Market Manipulation. The Company and its
Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold, provided, however, that this provision shall not prevent the Company from engaging in investor relations/public relations activities consistent with past practices.

                       (k)   Information Concerning Company. The Reports contain
all material information relating to the Company and its operations and financial condition as of their respective dates and all the information required to be disclosed therein. Since the last day of the fiscal year of the most recent audited financial statements included in the Reports ("LATEST
FINANCIAL DATE"), and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the
Company's business, financial condition or affairs not disclosed in the Reports.
The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                       (l)   Stop Transfer. The Company will not issue any stop
transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                       (m)   Defaults. The Company is not in violation of its
certificate of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company's knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material
Adverse Effect.

                       (n)   Not an Integrated Offering. Neither the Company,
nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the
Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTC Bulletin Board ("BULLETIN BOARD") any Principal Market [as defined in
Section 9(b)] which would impair the exemptions relied upon in this Offering [as defined in Section 8(b)] or the Company's ability to timely comply with its obligations hereunder. Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the

Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities, which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder.

                       (o)   No General Solicitation. Neither the Company, nor
any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising
(within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                       (p)   Listing. The Common Stock is quoted on the Bulletin
Board. The Company has not received any oral or written notice that the Common
Stock is not eligible nor will become ineligible for quotation on the Bulletin
Board nor that its common stock does not meet all requirements for the continuation of such quotation. The Company satisfies all the requirements for the continued quotation of its common stock on the Bulletin Board.

                       (q)   No Undisclosed Liabilities. The Company has no
liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since the
Latest Financial Date and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed on
SCHEDULE 5(Q).

                       (r)   No Undisclosed Events or Circumstances. Since the
Latest Financial Date, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                       (s)   Capitalization. The authorized and outstanding
capital stock of the Company as of the date of this Agreement and the Closing
Date (not including the Securities) are set forth on SCHEDULE 5(D). Except as set forth on SCHEDULE 5(D), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the
Company or any of its Subsidiaries. All of the outstanding shares of Common
Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

                       (t)   Dilution. The Company's executive officers and
directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the
Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the
Preferred Stock, and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

                       (u)   No Disagreements with Accountants and Lawyers.
There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

                       (v)   DTC Status. The Company's transfer agent is a
participant in and the

Common Stock is eligible for transfer pursuant to the Depository Trust Company
Fast Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on SCHEDULE 5(V) hereto.

                       (w)   Investment Company. Neither the Company nor any
Affiliate is an "investment company" within the meaning of the Investment
Company Act of 1940, as amended.

                       (x)   Subsidiary Representations. The Company makes each
of the representations contained in Sections 5(a), (b), (d), (e), (f), (h), (k),
(m), (q), (r), (s), (u) and (w) of this Agreement, as same relate to each
Subsidiary of the Company.

                       (y)   Company Predecessor. All representations made by or
relating to the Company of a historical or prospective nature and all undertakings described in Sections 9(g) through 9(l) shall relate, apply and refer to the Company, its predecessors, and the Subsidiaries.

                       (z)   Correctness of Representations. The Company
represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

                       (AA)  Survival. The foregoing representations and
warranties shall survive the Closing Date until three years after the latest
Closing Date.

                  6.   Regulation D Offering. The offer and issuance of the
Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6)
of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the
Closing Date, the Company will provide an opinion reasonably acceptable to
Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by
Subscribers. A form of the legal opinion is annexed hereto as EXHIBIT D. The
Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common
Stock issuable upon conversion of the Preferred Stock and exercise of the
Warrants pursuant to an effective registration statement.

                  7.1. Conversion of Preferred Stock.

                       (a)   Upon the conversion of any Preferred Stock, the
Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of
Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the
Subscriber, the Shares will be freely transferable, and will not contain a legend restricting the resale or transferability of the Shares provided the
Shares are sold pursuant to an effective registration statement covering the resale of the Shares or are otherwise exempt from registration.

                       (b)   Nothing contained herein or in any document
referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

                  7.2. Adjustments. The Conversion Price, Warrant exercise price and amount of Shares issuable upon conversion of the Preferred Stock and exercise of the Warrants shall be adjusted as described in this Agreement, the
Certificate of Designation and Warrants.

                  7.7. Redemption. The Preferred Stock and Warrants shall not be redeemable or callable except as described in the Certificate of Designation or
Warrants.

                  8.   Broker/Legal Fees.

                       (a)   Broker's Fee. The Company on the one hand, and each
Subscriber (for itself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company represents that to its knowledge there are no parties entitled to receive fees, commissions, or similar payments from the
Company in connection with the transaction described in this Agreement
("OFFERING"), other than a fee of $25,000 to vFinance to waive its right of first refusal and subject to Subscriber's reasonable approval, up to a five percent (5%) finder(s) fee as authorized by the Company's Board of Directors at a September 27, 2005 meeting..

                       (b)   Due Diligence Fee. The Company will pay a due
diligence fee equal to three percent (3%) of the Purchase Price ("DUE DILIGENCE
FEE") to the party identified on SCHEDULE 8(B) hereto. The Due Diligence Fee will be payable out of funds held pursuant to the Escrow Agreement.

                       (c   )Legal Fees. The Company shall pay to Grushko &
Mittman, P.C., a fee of $40,000 ("LEGAL FEES") ($10,000 of which has already been paid) as reimbursement for services rendered to the Subscribers in connection with the Offering and acting as Escrow Agent for the Offering. The
Legal Fees will be payable out of funds held pursuant to the Escrow Agreement.

                  9.   Covenants of the Company.  The Company covenants and
agrees with the Subscribers as

follows:

                       (a)   Stop Orders. The Company will advise the
Subscribers, within two hours after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                       (b)   Listing. The Company shall promptly secure the
listing of the Shares and the Warrant Shares upon each national securities exchange, or electronic or automated quotation system upon which they are or become eligible for listing and shall maintain such listing so long as any
Preferred Stock or Warrants are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap
Market, Nasdaq National Market System, Bulletin Board, or New York Stock
Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable.
The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement, the Bulletin Board is the Principal Market.

                       (c)   Market Regulations. The Company shall notify the
Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions

                                       10

contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the
Subscribers and promptly provide copies thereof to Subscriber.

                       (d)   Filing Requirements. From the date of this
Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule
144, without regard to volume limitations, the Company will (A) comply in all respects with its reporting and filing obligations under the 1934 Act, (B)
voluntarily comply, within thirty (30) days after Actual Effective Date, with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if Company is not subject to such reporting requirements, and (C) comply with all requirements related to any registration statement filed pursuant to this Agreement. The
Company will use its best efforts not to take any action or file any document
(whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date. Until the earlier of the resale of the Common Stock and the
Warrant Shares by each Subscriber or two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a
Form D with respect to the Securities if required under Regulation D, if required, and to provide a copy thereof to each Subscriber promptly after such filing.

                       (e)   Use of Proceeds. The proceeds of the Offering will
be employed by the Company for the purposes set forth on SCHEDULE 9(E) hereto.
Except as set forth on SCHEDULE 9(E), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the
Company, litigation related expenses or settlements, brokerage fees, nor non-trade obligations outstanding on a Closing Date. For so long as any
Preferred Stock are outstanding, the Company will not prepay any financing related debt obligations nor redeem any equity instruments of the Company.

                       (f)   Reservation. Prior to the Closing Date, the Company
undertakes to reserve, pro rata, on behalf of the Subscribers from its authorized but unissued common stock, a number of common shares equal to 175% of the amount of Common Stock necessary to allow each Subscriber to be able to convert all Preferred Stock issuable pursuant to this Agreement and dividends thereon and reserve 100% of the amount of Warrant Shares issuable upon exercise of the Warrants. Failure to have sufficient shares reserved pursuant to this
Section 9(f) for five (5) consecutive business days or fifteen (15) days in the aggregate shall be a material default of the Company's obligations under this
Agreement and an Event of Default pursuant to the Certificate of Designation.

                       (g)   Taxes. From the date of this Agreement and until
the sooner of (i) two (2) years after the Closing Date, or (ii) until all the
Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                       (h)   Insurance. From the date of this Agreement and
until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or

                                       11

transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                       (i)   Books and Records. From the date of this Agreement
and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the
Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                       (j)   Governmental Authorities. From the date of this
Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule
144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                       (k)   Intellectual Property. From the date of this
Agreement and until the sooner of (i) two (2) years after the Closing Date, or
(ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule
144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

                       (l)   Properties. From the date of this Agreement and
until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the
Subscribers pursuant to the Registration Statement (as defined in Section
11.1(iv) hereof) or pursuant to Rule 144, without regard to volume limitations, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse
Effect.

                       (m)   Confidentiality/Public Announcement. From the date
of this Agreement and until the sooner of (i) two (2) years after the Closing
Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K or the Registration Statement or as otherwise required in any other Commission filing, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber, only to the extent required by law and then only upon five days prior notice to Subscriber. In any event and subject to the foregoing, the Company shall file a Form 8-K or make a public announcement describing the
Offering not later than the second business day after the Closing Date. In the
Form 8-K or public announcement, the Company will specifically disclose the amount of common stock

                                       12

outstanding immediately after the Closing. A form of the proposed Form 8-K or public announcement to be employed in connection with the Closing is annexed hereto as EXHIBIT E.

                       (n)   Further Registration Statements. Except for a
registration statement filed on behalf of the Subscribers pursuant to Section 11 of this Agreement and as set forth on SCHEDULE 11.1 hereto, the Company will not file any registration statements or amend any already filed registration statement, including but not limited to Forms S-8, with the Commission or with state regulatory authorities without the consent of the Subscriber until the sooner of (i) the Registration Statement shall have been current and available for use in connection with the resale of the Registrable Securities (as defined in Section 11.1(i) for a period of 180 days, or (ii) until all the Shares and
Warrant Shares may be resold or transferred by the Subscribers pursuant to the
Registration Statement or Rule 144, without regard to volume limitations
("EXCLUSION PERIOD"), provided however that the Company may at anytime after the
Actual Effective Date file a registration statement with respect to a primary offering of equity securities of not less than $10,000,000. The Exclusion Period will be tolled during the pendency of an Event of Default as defined in the
Certificate of Designation.

                       (o)   Blackout. The Company undertakes and covenants that
until the end of the Exclusion Period, the Company will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current for a period ten (10) or more consecutive days nor more than twenty (20)
days in the aggregate during any consecutive three hundred and sixty-five (365)
day period.

                       (p)   Non-Public Information. The Company covenants and
agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such
Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

                       (q)   Lock-up Agreements. The Company has attached as
SCHEDULE 9(Q) hereto a list of lock-up agreements in effect with respect to its existing stockholders. The Company undertakes not to allow any release under the
Lock-up Agreements without Subscriber's consent or forebear from enforcing
Company's rights under the Lock-up Agreements.

                       (r)   Board of Directors Nominee. The Holders will be
allowed to nominate (1) person to the Company's board of directors for as long as the Preferred Stock remains outstanding in accordance with Section 5 of the
Certificate of Designation.

                       (s)   Negative Pledge. So long as any Preferred Stock is
outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial
Code or comparable law of any jurisdiction) (each, a "LIEN") upon any of its property, whether now owned or hereafter acquired other than (i) for the
Excepted Issuances (as defined in Section 12(a) hereof), (ii) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c)

                                       13

pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company's business up to the amount of the purchase price of such property, or (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f), a "PERMITTED LIEN") and (iii) indebtedness for borrowed money which is subordinated in right of payment to the dividends payable on the Preferred Stock, on terms reasonably satisfactory to the
Subscriber. The foregoing notwithstanding, the Company may obtain equity financing of not less than Ten Million Dollars (gross amount) ("TEN MILLION
FUNDING").

                  10.   Covenants of the Company and Subscriber Regarding
Indemnification.

                       (a)   The Company agrees to indemnify, hold harmless,
reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

                       (b)   Each Subscriber agrees to indemnify, hold harmless,
reimburse and defend the Company and each of the Company's officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

                       (c)   In no event shall the liability of any Subscriber
or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of
Registrable Securities (as defined herein).

                       (d)   The procedures set forth in Section 11.6 shall
apply to the indemnification set forth in Sections 10(a) and 10(b) above.

                  11.1. Registration Rights. The Company hereby grants the
following registration rights to holders of the Securities.

                        (i)   On one occasion, for a period commencing one
hundred and twenty-one (121) days after the Closing Date, but not later than two
(2) years after the Closing Date, upon a written request therefor from any record holder or holders of more than 50% of the Shares issued and issuable upon conversion of the outstanding Preferred Stock and outstanding Warrant Shares, the Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Registrable Securities, as defined in Section
11.1(iv) hereof, which are the subject of such request for

                                       14

unrestricted public resale by the holder thereof. For purposes of Sections
11.1(i) and 11.1(ii), Registrable Securities shall not include Securities which are (A) registered for resale in an effective registration statement, (B)
included for registration in a pending registration statement, or (C) which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act. Upon the receipt of such request, the
Company shall promptly give written notice to all other record holders of the
Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten (10) days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 11.1(i).

                        (ii)  If the Company at any time proposes to register
any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Warrant (?) Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to
do. Upon the written request of the holder, received by the Company within ten
(10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "SELLER" or "Sellers"). In the
event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the
Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 11.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 11.1(ii)
without thereby incurring any liability to the Seller.

                        (iii) If, at the time any written request for
registration is received by the Company pursuant to Section 11.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the
Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

                        (iv)  The Company shall file with the Commission a Form
SB-2 registration statement (the "REGISTRATION STATEMENT") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act within thirty (30) calendar days after the Closing Date (the "FILING DATE"), and cause to be declared effective not later than one hundred and twenty (120) calendar days after the Closing Date
(the "EFFECTIVE DATE"). The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 175% of the Shares issuable upon conversion of all of the Preferred
Stock issuable to the Subscribers, and 100% of the Warrant Shares issuable pursuant to this Agreement upon exercise of the Warrants and Finder's Warrants
(collectively the "REGISTRABLE SECURITIES"). The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and
Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each such Subscriber and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all

                                       15

Common Stock included in and issuable by virtue of the Registrable Securities.
Except with the written consent of the Subscriber, or as described on SCHEDULE
11.1 hereto, no securities of the Company other than the Registrable Securities will be included in the Registration Statement. It shall be deemed a
Non-Registration Event if at any time after the date the Registration Statement is declared effective by the Commission ("ACTUAL EFFECTIVE DATE") the Company
has registered for unrestricted resale on behalf of the Sellers fewer than 100%
of the amount of Common Shares issuable upon full conversion of all sums due under the Preferred Stock and 100% of the Warrant Shares issuable upon exercise of the Warrants.

                  11.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 11.1(i), 11.1(ii), or (iv) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

                        (a)   subject to the timelines provided in this
Agreement, prepare and file with the Commission a registration statement required by Section 11, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Grushko & Mittman, P.C. (by telecopier or by email to Counslers@aol.com) on or before 6:00 PM EST not later than the first business Day after the Company receives notice that (i) the
Commission has no comments or no further comments on the Registration Statement, and (ii) the registration statement has been declared effective (failure to timely provide notice as required by this Section 11.2(a) shall be a material breach of the Company's obligation and an Event of Default as defined in the
Preferred Stock and a Non-Registration Event as defined in Section 11.4 of this
Agreement);

                        (b)   prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

                        (c)   furnish to the Sellers, at the Company's expense,
such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

                        (d)   use its commercially reasonable best efforts to
register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                        (e)   if applicable, list the Registrable Securities
covered by such registration statement with any securities exchange on which the
Common Stock of the Company is then listed;

                        (f)   notify the Subscribers within two hours of the
Company's becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other

                                       16

governmental order suspending the effectiveness of the registration statement covering any of the Shares; and

                        (g)   provided same would not be in violation of the
provision of Regulation FD under the 1934 Act, reasonably make available for inspection by the Sellers, and any attorney, accountant or other agent retained by the Seller or underwriter, upon prior written request no more frequent than four times per calendar year, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

                  11.3. Provision of Documents. In connection with each
registration described in this Section 11, each Seller will furnish to the
Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                  11.4. Non-Registration Events. The Company and the Subscribers
agree that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the
Effective Date, and any registration statement required under Section 11.1(i) or
11.1(ii) is not filed within 60 days after written request and declared effective by the Commission within 150 days after such request, and maintained in the manner and within the time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision.
Accordingly, if (A) the Registration Statement is not filed on or before the
Filing Date, (B) is not declared effective on or before the Effective Date, (C)
due to the action or inaction of the Company the Registration Statement is not declared effective within three (3) business days after receipt by the Company or its attorneys of a written or oral communication from the Commission that the
Registration Statement will not be reviewed or that the Commission has no further comments, (D) if the registration statement described in Sections
11.1(i) or 11.1(ii) is not filed within 60 days after such written request, or is not declared effective within 150 days after such written request, or (E) any registration statement described in Sections 11.1(i), 11.1(ii) or 11.1(iv) is filed and declared effective but shall thereafter cease to be effective without being succeeded within thirty (30) business days by an effective replacement or amended registration statement or for a period of time which shall exceed 30 days in the aggregate per year (defined as a period of 365 days commencing on the Actual Effective Date (each such event referred to in clauses (A) through
(E) of this Section 11.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as
Liquidated Damages, an amount equal to two percent (2%) for each thirty (30)
days or part thereof of the Purchase Price of the Preferred Stock remaining unconverted and purchase price of Shares issued upon conversion of the
Obligation Amount owned of record by such holder which are subject to such
Non-Registration Event. The Company must pay the Liquidated Damages in cash, except that the Company may pay such Liquidated Damages with registered shares of Common stock at a time when an Event of Default is not pending with such shares valued at fifty percent (50%) of the Conversion Price in effect on each thirtieth day or sooner date upon which Liquidated Damages have accrued. The
Liquidated Damages must be paid within ten (10) days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such
Registration Statement will be deemed to have not been filed. All oral or written comments received from the Commission relating to the Registration
Statement must be satisfactorily responded to within a timely manner after receipt of comments from the Commission. Failure to timely respond to Commission comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the holders of Registrable Securities at the same rate set forth above. Notwithstanding the foregoing, the Company shall not be liable to the Subscriber under this Section 11.4 for any events or delays occurring as a consequence of the acts or omissions of the Subscribers contrary to the obligations undertaken by Subscribers in this Agreement. Liquidated
Damages will not accrue nor be payable pursuant to this Section 11.4 nor will a
Non-Registration Event be deemed to have occurred for

                                       17

times during which Registrable Securities are transferable by the holder of
Registrable Securities pursuant to Rule 144(k) under the 1933 Act.

                  11.5. Expenses. All expenses incurred by the Company in
complying with Section 11, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities
Dealers, Inc., transfer taxes, and fees of transfer agents and registrars, are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "SELLING
EXPENSES." The Company will pay all Registration Expenses in connection with the registration statement under Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

                  11.6. Indemnification and Contribution.

                        (a)   In the event of a registration of any Registrable
Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable
Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the
Seller failed to send or deliver a copy of the final prospectus delivered by the
Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

                        (b)   In the event of a registration of any of the
Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the
Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement

                                       18

thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable
Securities covered by such registration statement.

                        (c)   Promptly after receipt by an indemnified party
hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                        (d)   In order to provide for just and equitable
contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                       19

                  11.7. Delivery of Unlegended Shares.

                        (a)   Within three (3) business days (such third
business day being the "UNLEGENDED SHARES DELIVERY DATE") after the business day on which the Company has received (i) a notice that Shares or Warrant Shares or any other Common Stock held by a Subscriber have been sold pursuant to the
Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and
(iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(h) above, reissuable pursuant to any effective and current Registration Statement described in Section 11 of this
Agreement or pursuant to Rule 144 under the 1933 Act (the "UNLEGENDED SHARES");
and (z) cause the transmission of the certificates representing the Unlegended
Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

                        (b)   In lieu of delivering physical certificates
representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities
Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal
Agent Commission system. Such delivery must be made on or before the Unlegended
Shares Delivery Date.

                        (c)   The Company understands that a delay in the
delivery of the Unlegended Shares pursuant to Section 11 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the
Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.7 for an aggregate of thirty (30) days, then each Subscriber or assignee holding
Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 120% of the Purchase Price of such Common
Stock and Warrant Shares ("UNLEGENDED REDEMPTION AMOUNT"). The amount of the aforedescribed liquidated damages that have accrued or been paid for the twenty day period prior to the receipt by the Subscriber of the Unlegended Redemption
Amount shall be credited against the Unlegended Redemption Amount. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                        (d)   In addition to any other rights available to a
Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the
Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "BUY-IN"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price
(including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares

                                       20

together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common
Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the
Subscriber in respect of the Buy-In.

                        (e)   In the event a Subscriber shall request delivery
of Unlegended Shares as described in Section 11.7 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

                        12.   (a)  Participation Rights. Until the earlier of
one year after the Actual Effective Date or the first date on which the
Preferred Stock is no longer outstanding, the Subscribers shall be given not less than seven (7) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) the
Company's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital which holders of such securities or debt are not at any time granted registration rights, (iii) the Company's issuance of Common
Stock or the issuances or grants of options to purchase Common Stock pursuant to stock option plans and employee stock purchase plans described on SCHEDULE 5(D)
hereto, (iv) as a result of the exercise of Warrants or conversion of Preferred
Stock which are granted or issued pursuant to this Agreement, (v) the payment of dividends on the Preferred Stock and liquidated damages, (vi) as has been described in the Reports or Other Written Information filed with the Commission not later than three Business Days before the Closing Date, and (vii) up to
$200,000 of Stated Value of Preferred Stock to Sunrise Equity Partners, LP on
the same terms and conditions as the Offering (collectively the foregoing are
"EXCEPTED ISSUANCES"). The Subscribers who exercise their rights pursuant to this Section 12(a) shall have the right during the seven (7) business days following receipt of the notice to participate in such offering of common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of
Preferred Stock in the Offering, in aggregate amount not exceeding the greater of $3,000,000 or 10% of the amount of such other offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the seven (7) business days following the notice of modification to exercise such right.

                        (b)   Favored Nations Provision. Other than in
connection with the Excepted Issuances, if at any time when Preferred Stock or
Warrants are outstanding the Company shall offer, issue or agree to issue any
Common Stock or securities convertible into or exercisable for shares of Common
Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in respect of the Shares, or if less than the Warrant exercise price in respect of the Warrant Shares, without the consent of each Subscriber holding Preferred Stock, Shares, Warrants, or Warrant
Shares, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber so that the average

                                       21

per share purchase price of the shares of Common Stock issued to the Subscriber
(of only the Common Stock or Warrant Shares still owned by the Subscriber which
Shares or Warrant Shares may not be publicly sold by Subscriber at the time of the dilutive event) is equal to such other lower price per share and the
Conversion Price and Warrant exercise price shall automatically be adjusted to such other lower price. The average Purchase Price of the Shares and average exercise price in relation to the Warrant Shares shall be calculated separately for the Shares and Warrant Shares. The foregoing calculation and issuance shall be made separately for Shares received upon conversion and separately for
Warrant Shares. The delivery to the Subscriber of the additional shares of
Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. The
Subscriber is granted the registration rights described in Section 11 hereof in relation to such additional shares of Common Stock except that the Filing Date and Effective Date vis-a-vis such additional common shares shall be, respectively, the 60th and 120th date after the closing date giving rise to the requirement to issue the additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or Warrant exercise price in effect upon such issuance. The rights of the Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement, the Certificate of Designation, any Transaction Document, any
other agreement referred to or entered into in connection herewith, and at law, equity or otherwise.

                        (c)   Paid In Kind. The Subscriber may demand that some
or all of the sums payable to the Subscriber pursuant to the Transaction
Documents that are not paid within ten business days of the required payment date be paid in shares of Common Stock valued at the Conversion Price in effect at the time Subscriber makes such demand or, at the Subscriber's election, at such other valuation described in the Transaction Documents. In addition to any other rights granted to the Subscriber herein, the Subscriber is also granted the registration rights set forth in Section 11.1(ii) hereof in relation to the aforedescribed shares of Common Stock.

                        (d)   Maximum Exercise of Rights. In the event the
exercise of the rights described in Sections 12(a), 12(b) and 12(c) would result in the issuance of an amount of Common Stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 4(c) of the Certificate of Designation, then the issuance of such additional shares of Common Stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such Common Stock without exceeding the maximum amount set forth calculated in such manner. The determination of when such Common Stock may be issued shall be made by each Subscriber as to only such Subscriber.

                        (e)   Offering Restrictions. For so long as Preferred
Stock is outstanding, the Company will not enter into any equity line of credit or similar agreement, nor issue nor agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.

                  13.   Miscellaneous.

                        (a)   Notices. All notices, demands, requests, consents,
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or

                                       22

permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Novelos Therapeutics,
Inc., One Gateway Center, Suite 504, Newton, MA 02458, Attn: Harry S. Palmin,
President, telecopier: (617) 964-6331, with a copy by telecopier only to:
Greenberg & Kahr, 230 Park Avenue, Suite 430, new York, NY 10169, Attn: Andrew
J. Levinson, Esq., telecopier: (212) 953-7704, and (ii) if to the Subscriber, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman,
P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number:
(212) 697-3575.

                        (b)   Entire Agreement; Assignment. This Agreement and
other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the
Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

                        (c)   Counterparts/Execution. This Agreement may be
executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                        (d)   Law Governing this Agreement. This Agreement shall
be governed by and construed in accordance with the laws of the State of New
York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in New York County. THE PARTIES AND THE
INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR
DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE
JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                        (e)   Specific Enforcement, Consent to Jurisdiction. The
Company and Subscriber acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(d) hereof, each of the Company,
Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or

                                       23

proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                        (f)   Damages. In the event the Subscriber is entitled
to receive any liquidated damages pursuant to the Transactions, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

                        (g)   Independent Nature of Subscribers. The Company
acknowledges that the obligations of each Subscriber under the Transaction
Documents are several and not joint with the obligations of any other
Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction
Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such
Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition
(financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other
Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the Registration Statement and (ii)
review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the
Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The
Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other
Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.
The Company acknowledges that such procedure with respect to the Transaction
Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

                        (h)   As used in the Agreement, "consent of the
Subscribers" or similar language means the consent of holders of not less than
80% of the total of the Shares issued and issuable upon conversion of outstanding Preferred Stock owned by Subscribers on the date consent is requested.

                        (i)   No consideration shall be offered or paid to any
person to amend or consent to a waiver or modification of any provision of the
Transaction Documents unless the same consideration is also offered to all the parties to the Transaction Documents.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)
                  --------------------------------------------

         Please acknowledge your acceptance of the foregoing Subscription
Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                   NOVELOS THERAPEUTICS, INC.
                                   a Delaware corporation

                                   By:
                                      ---------------------------------------
                                            Name:  Harry S. Palmin
                                            Title: President

                                            Dated: September 30, 2005

---------------------------------------- --------------------------- -----------
SUBSCRIBER                               PURCHASE PRICE AND STATED   WARRANTS
                                         VALUE OF PREFERRED STOCK
---------------------------------------- --------------------------- -----------
                                         $

--------------------------------------
(Signature)
 By:
---------------------------------------- --------------------------- -----------

---------------------------------------- --------------------------- -----------
SUBSCRIBER                               PURCHASE PRICE AND STATED   WARRANTS
                                         VALUE OF PREFERRED STOCK
---------------------------------------- --------------------------- -----------
                                         $

--------------------------------------
(Signature)
 By:
---------------------------------------- --------------------------- -----------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

         Please acknowledge your acceptance of the foregoing Subscription
Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                   NOVELOS THERAPEUTICS, INC.
                                   a Delaware corporation

                                   By:
                                      ------------------------------------
                                            Name:  Harry S. Palmin
                                            Title: President

                                            Dated: September 30, 2005

---------------------------------------- ----------------------------- ---------
SUBSCRIBER                               PURCHASE PRICE AND STATED     WARRANTS
                                         VALUE OF PREFERRED STOCK
---------------------------------------- ----------------------------- ---------
                                         $

--------------------------------------
(Signature)
 By:
---------------------------------------- ----------------------------- ---------